UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2006

APPLIED FILMS CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-23103 (Commission File No.)	84-1311581 (IRS Employer Identification No.)

9586 I-25 Frontage Road, Suite 200, Longmont, Colorado (Address of Principal Executive Offices)	80504 (Zip Code)

303-774-3200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02     Departure of Principal Officer

Lawrence Firestone, Applied Films Corporation’s (the “Company”) Senior Vice President, Chief Financial Officer, Treasurer and Secretary, has informed the Company that he intends to accept a position as Chief Financial Officer of another company on the earlier of (a) thirty days after the closing of the Agreement and Plan of Merger between the Company, Applied Materials, Inc. (“AMAT”), and Blue Acquisition, Inc., a wholly owned subsidiary of AMAT (the “Merger”), or (b) September 1, 2006. Mr. Firestone will remain with the Company until that time and will complete his obligations to the Company under his Severance Agreement with the Company, dated July 26, 2002 and as amended by the letter agreement between him and the Company dated May 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2006	APPLIED FILMS CORPORATION By /s/ Thomas T. Edman —————————————— Thomas T. Edman President and Chief Executive Officer

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